THIRD WAIVER AND AMENDMENT TO

SERIES A PREFERRED UNIT PURCHASE AGREEMENT

This Third Waiver and Amendment to Series A Preferred Unit Purchase Agreement (this “Amendment”), is dated effective as of May 31, 2023, is made by and among (i) AEMETIS BIOGAS LLC, a Delaware limited liability company (“ABGL”), PROTAIR-X AMERICAS, INC., a Delaware corporation (the “Purchaser”), and (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent for the Purchaser (“Agent”).

RECITALS

A.                 ABGL, the Agent and the Purchaser entered into the Series A Preferred Unit Purchase Agreement and a Security Agreement, each dated as of December 20, 2018 (as amended, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.                 ABGL requires certain consents and waivers pursuant to the Transaction Documents, and has indicated a desire to satisfy and pay all Obligations owing under the Agreement, including the redemption of all of the outstanding Series A Preferred units, pursuant to ongoing negotiations with certain strategic investors in order to conclude an optimal transaction by the dates indicated herein and in advance of the Final Redemption Date, and the parties have agreed to amend the Agreement on the terms and conditions contained herein to contemplate the foregoing.

AGREEMENT

SECTION 1. Waivers and Consents. Subject to the terms, covenants and conditions of this Amendment, Agent and Purchaser hereby agree to the following:

(A)       ABGL has advised that it has incorporated a new Subsidiary called Aemetis Biogas 2 LLC (“AB2”), and intends to undertake a series of transactions to transfer ABGL’s interest in the Ackerman Dairy to AB2 (“Internal Reorganization”), and also intends to cause AB2 to obtain a USDA loan in the amount of $25,000,000 from Greater Commercial Lending (the “USDA Loan 2”), which actions are prohibited by Sections 6.8(g), 6.8(m), 6.8(n), 6.15(j), 6.15(k) and 6.16(c) of the Agreement and Section 4.2(e) of the Security Agreement. These non-compliances would, but for this waiver, constitute a Trigger Event under Section 7.1(b) of the Agreement (the “USDA Loan Violation”). The Agent and Purchaser hereby waive the USDA Loan Violation subject to the following conditions: (i) that all agreements, documents and information of any kind requested by the Agent (in its sole discretion) in respect of the proposed USDA Loan 2 or the Internal Reorganization required in order to transfer the Ackerman Dairy to AB2, be provided on a timely basis to the Agent for review, including any drafts of such agreements, documents or information; and (ii) the Agent having approved in writing such agreements, documents and information (in its sole discretion).

(B)       Except as expressly provided herein, nothing contained herein shall be construed as a waiver by the Agent or Purchaser of any covenant or provision of the Agreement or the other Transaction Documents, including without limitation a waiver of or consent to the creation of any Subsidiaries nor any future or additional USDA Loan financings or bond issuances of any kind, and the failure of the Agent or Purchaser at any time or times hereafter to require strict performance by ABGL of any provision thereof shall not waive, affect or diminish any right of the Agent or Purchaser to thereafter demand strict compliance therewith. The Agent and Purchaser hereby reserve all rights granted under the Agreement, the Transaction Documents and any other contract or instrument among ABGL, the Purchaser and the Agent.

SECTION 2. Waiver and Amendments. ABGL has advised that it will not comply with Section 6.9(b) to redeem all Series A Preferred Units by May 31, 2023. Subject to the terms of this Amendment, the Agent and Purchaser waive, as of the date hereof, such non-compliance and agree that the following sections of the Agreement shall be and hereby are amended as follows:

(A)       Section 6.9(b) (Full Redemption). Subsection 6.9(b) of the Agreement is deleted in its entirety and replaced with the following:

“Full Redemption. On or before 2:00pm EST on August 31, 2023 (the “Final Redemption Date”), the Company shall redeem all of the outstanding Series A Preferred Units by paying to the Purchaser, in immediately available funds, an aggregate amount equal to $132,500,000 (the “Final Redemption Price”). The payment and receipt of the Final Redemption Price shall be in full and complete satisfaction of the requirement of the Company to pay the Obligations under the Agreement, and upon receipt of such payment and the payment of any outstanding fees or other amounts, the Purchaser shall deliver to the Company for cancellation, the certificate or certificates representing the then issued and outstanding Series A Preferred Units held by the Purchaser or on its behalf, and the Agreement and other Transaction Documents shall be deemed terminated (except for any provisions thereof that, by their specific terms, survive termination). Notwithstanding the foregoing, the Parties acknowledge that they shall continue negotiations, in good faith, towards ensuring the redemption transaction noted herein on the Final Redemption Date is done on a tax efficient basis.

In the event that the Final Redemption Price is not paid by the date indicated above, such failure shall constitute a Trigger Event, and in addition to the remedies indicated in Section 7.2 of the Agreement, the Company agrees that effective as of September 1, 2023, it will execute and agree to be bound by, and shall irrevocably be deemed to have entered into, a credit agreement with the Agent and the Purchaser in substantially the form attached as Schedule “A” to the Second Amendment (with any revisions required and agreed to by the parties in order to ensure such transaction is done on a tax efficient basis, the “Credit Agreement”) and together with any ancillary agreements, documents, certificates, guarantees or deliverables contemplated by such Credit Agreement (collectively, the “Credit Documents”), and such Credit Agreement shall be a modification and replacement of this Agreement, and the liabilities, obligations, covenants and requirements of this Agreement shall be replaced by the liabilities, obligations, covenants and requirements of the Credit Agreement and all such security, liens and registrations provided pursuant to this Agreement (or ancillary agreements) shall continue and remain in place unaffected. Further, upon execution of the Credit Agreement and all Credit Documents (including without limitation any guarantees which the Credit Agreement contemplates to be signed by affiliates of ABGL, including those signatories to the Second Amendment), the Purchaser shall deliver to the Company for cancellation, the certificate or certificates representing the then issued and outstanding Series A Preferred Units held by the Purchaser or on its behalf, and the Agreement and other Transaction Documents shall be deemed terminated (except for any provisions thereof that, by their nature, survive termination)”.

(B)       Section 1.1 Defined Terms. The following defined term is added into Section 1.1 of the Agreement in its applicable alphabetical order:

“Third Amendment” means that Third Waiver and Amendment to Series A Preferred Unit Purchase Agreement dated as of May 31, 2023 by and between the Company, the Purchaser and the Agent.”

SECTION 3. Conditions to Effectiveness. This Amendment shall be subject to satisfaction of the following conditions precedent:

(a)	ABGL shall have performed and complied with all of the covenants and conditions required by this Amendment and the Transaction Documents to be performed and complied with upon the effective date of this Amendment.
(c)	ABGL shall pay, on the Final Redemption Date, a closing fee of $2,500,000, payable to or at the direction of, the Purchaser.
(c)	Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as the Agent may reasonably request, including tax advice to ensure that the transactions contemplated herein are done on a tax efficient manner.

SECTION 4. Acknowledgement. ABGL acknowledges and agrees that the failure to perform, or to cause the performance of, the covenants and agreements in this Amendment will constitute a Trigger Event under the Agreement.

SECTION 5. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, the Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Transaction Document or any right, power or remedy of the Agent or Purchaser thereunder, nor constitute a waiver of any provision of the Agreement or any other Transaction Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Trigger Event under any of the foregoing, in each case whether arising before or after the execution date of this Amendment or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to the Agent or Purchaser whether under the Agreement, the other Transaction Documents, at law or otherwise. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Transaction Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Transaction Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Transaction Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 6. Representations by ABGL. ABGL hereby represents and warrants to the Agent and Purchaser as of the execution date of this Amendment as follows: (a) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; (d) this Amendment has been duly executed and delivered by it; (e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (f) it is not in default under the Agreement or any other Transaction Documents and no Trigger Event exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (g) the representations and warranties contained in the Agreement and the other Transaction Documents are true and correct in all material respects as of the execution date of this Amendment as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 7. Miscellaneous.

(A)       This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile or scanned signature and that it accepts the facsimile or scanned signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. The use of the word “including” in this Amendment shall be by way of example rather than by limitation. The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)       This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the parties hereto. This Amendment shall be considered part of the Agreement and shall be a Transaction Document for all purposes.

(C)       This Amendment, the Agreement and the Transaction Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(E)       ABGL may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third-party donee, creditor or incidental beneficiary. Nothing contained in this Amendment shall be construed as a delegation to Agent or the Purchaser of ABGL’s duty of performance, including any duties under any account or contract in which the Agent or Purchaser have a security interest or lien. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(F)       ABGL ACKNOWLEDGES THAT ITS PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR PURCHASER. ABGL HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND PURCHASER AND THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER TRANSACTION DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages.}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

AEMETIS BIOGAS, LLC

By:	/s/ Eric McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

THIRD EYE CAPITAL CORPORATION

By:	/s/ Arif Bhalwani
Name:	Arif N. Bhalwani
Title:	Managing Director

PROTAIR-X AMERICAS, INC.

By:	/s/ Dev Bhangui
Name:	Dev Bhangui
Title:	Chief Executive Officer

Acknowledged and agreed, specifically with respect to the obligation to provide the Guarantees and security agreements, in a form to be agreed to by the parties thereto, to be provided pursuant to the Credit Agreement, if and when required:

AEMETIS, INC.

GOODLAND ADVANCED FUELS, INC.

AEMETIS CARBON CAPTURE, INC.

AEMETIS ADVANCED PRODUCTS KEYES, INC.,

AEMETIS ADVANCED FUELS KEYES, INC.,

AEMETIS PROPERTY KEYES, INC.,

AEMETIS RIVERBANK, INC.,

AEMETIS PROPERTIES RIVERBANK, INC.,

AEMETIS ADVANCED PRODUCTS RIVERBANK, INC.,

AEMETIS HEALTH PRODUCTS, INC.,

AEMETIS INTERNATIONAL, INC.,

AEMETIS TECHNOLOGIES, INC.,

AE ADVANCED FUELS, INC.,

AEMETIS BIOFUELS, INC.,

AEMETIS AMERICAS, INC.,

AEMETIS ADVANCED FUELS, INC.,

AEMETIS FACILITY KEYES, INC.,

ENERGY ENZYMES, INC.,

AE BIOFUELS, INC.,

AEMETIS ADVANCED BIOREFINERY KEYES, INC.

By:	/s/ Eric McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

Schedule “A”

Form of Credit Agreement

(See attached)